UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2026

Daxor Corporation

(Exact name of registrant as specified in its charter)

New York	811-22684	13-2682108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Meco Lane, Oak Ridge, TN	37830
(Address of principal executive offices)	(Zip Code)

212-330-8500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DXR	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 – Entry Into a Definitive Material Agreement

On January 23, 2026, Daxor Corporation (“we” or “us”) entered into a definitive securities purchase agreement with certain investors pursuant to which we issued and sold an aggregate of 765,958 registered shares of our common stock at $11.75 per share, through a registered direct offering, for net proceeds, after placement agent fees and expenses, of approximately $8,142,006. The closing took place on January 26, 2026. The shares of common stock offered by us in this transaction were registered under our shelf registration statement (File No. 333-281622) on Form N-2, which was declared effective by the Securities and Exchange Commission on January 20, 2026.

Lake Street Capital Markets, LLC (“Lake Street”) acted as placement agent for the offering. On January 23, 2026, we executed a placement agency agreement with Lake Street.

A copy of the form of securities purchase agreement and the placement agency agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the offering by us, and the documents related thereto, is a summary and is qualified in its entirety by reference to such Exhibits.

Item 8.01 – Other Events

A copy of the opinion of Foley & Lardner LLP relating to the legality of the common stock is filed as Exhibit 5.1 to this report.

Item 9.01 Exhibits

(d)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

No.	Description

5.1	Opinion of Foley & Lardner LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAXOR CORPORATION
(Registrant)

Date: January 26, 2026	By:	/s/ Robert J. Michel
	Name:	Robert J. Michel
	Title:	Chief Financial Officer